UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2018

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, at the Dorman Products, Inc. (the “Company”) 2018 Annual Meeting of Shareholders, shareholders approved the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan (the “2018 Plan”). A summary of the material terms of the 2018 Plan is incorporated herein by reference from pages 55-64 of the Company’s proxy statement for the 2018 Annual Meeting of Shareholders, as filed with the SEC on March 29, 2018 (the “2018 Proxy Statement”). The summary of the 2018 Plan included in the 2018 Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the 2018 Plan, which is attached as Exhibit A to the 2018 Proxy Statement, and is incorporated by reference herein.

Also on May 10, 2018, the Compensation Committee of the Board of Directors of the Company approved forms of award agreements to be used for the grant of stock options, restricted stock (both time and performance-based) and restricted stock units (both time and performance-based) to directors and executive officers under the 2018 Plan (the “Award Agreements”). The Award Agreements were adopted in order to facilitate the Company’s grant of equity awards with a variety of terms and vesting criteria as permitted by the 2018 Plan. The forms of Award Agreements are attached hereto as Exhibits 10.1, 10.2. 10.3, 10.4, 10.5 and 10.6.

The forms of Award Agreements include provisions that provide the following:

•	The exercise price of an option may be paid in any combination of: cash; by check payable to the order of the Company; by the delivery of shares of common stock then owned by the optionee (or by attestation of such ownership); or via cashless exercise.

•	If a participant’s employment is terminated, outstanding vested and unvested awards will be subject to the following treatment:

Reason for Termination	Effect on Awards
Death or Disability

•   All unvested restricted stock awards and restricted stock units that vest in whole or in part based on performance will vest pro rata at the end of the performance period to the extent the performance target(s) for the performance period are met.

•   All other unvested restricted stock awards and restricted stock units will become vested.

•   Stock options will be exercisable for one year unless the award has an earlier expiration date.

For Cause Termination	• All outstanding awards, whether or not vested, earned or exercisable, will be forfeited.

Other Termination Events	• Unvested, unearned or unexercisable awards will be forfeited. • Exercisable stock options will be exercisable for a 30-day period unless the award has an earlier expiration date.

•	Upon a change in control, as defined in the 2018 Plan, all outstanding options will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding restricted stock and restricted stock units will immediately lapse (with performance-based restricted stock awards and performance-based restricted stock unit awards vesting at maximum performance level). In addition the stock option award agreements authorize the Compensation Committee, in the event of a change in control, to take such actions with respect to the applicable option as it deems appropriate pursuant to the 2018 Plan.

•	Participants holding restricted shares will have all the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and receive all dividends and other distributions paid with respect to them. Cash dividends declared or paid on restricted shares will be deferred until the lapsing of any restrictions imposed on such restricted shares.

•	Restricted stock units will be granted with dividend equivalent rights. Dividend equivalents will vest and be paid only if and to the extent the underlying restricted stock units vest and are paid. Dividend equivalents will be payable in cash.

•	The form of performance-based restricted stock award agreement and the form of performance-based restricted stock unit award agreement each set forth a list of performance criteria that may be utilized by the Compensation Committee in connection with issuing performance-based awards.

The foregoing is only a summary of certain terms and conditions of the Award Agreements and is qualified in its entirety by reference to such forms, copies of which are attached hereto as Exhibits 10.1, 10.2. 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2018 Annual Meeting of Shareholders (“Annual Meeting”) was held on May 10, 2018. During the Annual Meeting, shareholders were asked to consider and vote upon four proposals: (1) to elect seven directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan; and (4) to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

On the record date of March 9, 2018, there were 33,599,819 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Steven L. Berman	29,587,152	302,363	4,053	1,681,079
Mathias J. Barton	29,653,790	235,499	4,279	1,681,079
John J. Gavin	29,522,634	367,281	3,653	1,681,079
Paul R. Lederer	29,378,623	511,066	3,879	1,681,079
Richard T. Riley	29,541,795	347,870	3,903	1,681,079
Kelly A. Romano	29,699,900	189,581	4,087	1,681,079
G. Michael Stakias	29,534,060	355,654	3,854	1,681,079

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
29,748,211	90,450	54,907	1,681,079

3.	The Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan was approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
29,079,368	760,719	53,481	1,681,079

4.	KPMG LLP was ratified as the Company’s independent registered public accounting firm for the 2018 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
31,139,621	391,302	43,724

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Non-Qualified Stock Option Award for grants under the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan

10.2	Form of Incentive Stock Option Award for grants under the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan

10.3	Form of Restricted Stock Award for grants under the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan

10.4	Form of Performance Restricted Stock Award for grants under the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan

10.5	Form of Restricted Stock Unit Award for grants under the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan

10.6	Form of Performance Restricted Stock Unit Award for grants under the Dorman Products, Inc. 2018 Stock Option and Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: May 14, 2018	By:	/s/ Kevin M. Olsen
Name: Kevin M. Olsen
Title: Executive Vice President and Chief Financial Officer